REIMBURSEMENT AGREEMENT
                         FOR STANDBY LETTER(S) OF CREDIT


         THIS REIMBURSEMENT AGREEMENT FOR STANDBY LETTER(S) OF CREDIT (this "Agreement") is made as of this 3rd day of February, 2000, by STV GROUP, INCORPORATED and STV INCORPORATED and its SUBSIDIARIES listed on the attached Schedule A (individually and collectively, the "Applicant"), with an address at 205 West Welsh Drive, Douglassville, Pennsylvania 19518 in favor of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), with an address at 237 Fifth Avenue, Third Floor Annex, Pittsburgh, PA 15222. From time to time by submitting an application on a form approved by the Bank (an "Application"), the Applicant may request the Bank to issue one or more letters of credit (each, a "Credit"). The Bank may issue any such Credit, but the Bank shall have no obligation to do so unless otherwise agreed in writing. The Applicant agrees that the following terms and conditions shall apply in the event the Bank issues any Credit:


         1. Definitions and Interpretation. (a) In addition to terms defined elsewhere in this Agreement: "Base Rate" means a fluctuating rate per annum equal to the greater of (i) the interest rate per annum announced from time to time by the Bank as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Bank; or (ii) the rate applicable to overnight federal funds transactions, as reasonably determined by the Bank, plus .50%; "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Pittsburgh, Pennsylvania, or any other city of which the Bank may give the Applicant notice from time to time, are authorized or required by law to close; "Dollar Equivalent" means, with respect to an amount in any currency other than U.S. dollars, as of any date, the amount of U.S. dollars into which such amount in such currency may be converted at the spot rate at which U.S. dollars are offered by the Bank in Pittsburgh for such currency at approximately 11:00 a.m., Prevailing Time, on such date, plus all actual costs of settlement, including amounts incurred by the Bank to comply with currency exchange requirements of any Governmental Authority; "Governmental Authority" means any de facto or de jure domestic or foreign government, court, tribunal, agency, or other purported authority; "Prevailing Time" means the prevailing time in Pittsburgh, Pennsylvania (or any other city of which the Bank may have given the Applicant notice) on the date in question; "Taxes" means all taxes, fees, duties, levies, imposts, deductions, charges or withholdings of any kind (other than taxes on the Bank's net income); and "UCP" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent official revision thereof.

         (b) If this Agreement is signed by two or more persons, each shall be deemed to make to the Bank all the representations, warranties and covenants contained herein, and each shall be jointly and severally liable hereunder. Any reference herein to this Agreement, an Application, a Credit, or any other instrument, agreement or document related hereto or thereto shall be deemed to refer to all amendments, modifications, extensions and renewals hereof and thereof. Except to the extent the context clearly otherwise requires, terms not defined herein shall have the respective meanings ascribed to them by the UCP or, if not defined therein, then by relevant provisions of the Uniform Commercial Code (the "UCC") of Pennsylvania or such other jurisdiction of which the Bank may give the Applicant notice, with the definitions of Article 5 of the UCC controlling over any conflicting definitions in other UCC Articles. Determinations made by the Bank pursuant to the terms hereof shall be conclusive absent manifest error.


         2. Payments. (a) The Bank will notify Applicant of any demand for payment made under a Credit, and the Applicant will pay to the Bank the amount to be paid by the Bank with respect to each draft or other payment demand made under a Credit no later than 10 a.m., Prevailing Time, on the date such payment is to be made by the Bank, or such earlier time as the Bank may reasonably require. If a Credit calls for the delivery by the Bank of an item other than money, the Applicant shall deliver or cause to be delivered such item to the Bank at such time, in advance of the time the Bank is to deliver such item, as the Bank may reasonably require.

         (b) The Applicant will pay to the Bank upon receipt of the Bank's invoice therefor (i) interest on all amounts payable to the Bank hereunder from the date due to the date of payment, at the Base Rate plus 4% (or, if this Agreement is delivered in connection with a separate credit agreement, loan agreement, promissory note or other agreement governing the payment of interest by the Applicant to the Bank, then at the rate of interest applicable following the occurrence of an event of default thereunder); provided that in no event shall the Applicant pay hereunder interest in excess of the maximum rate permitted by applicable law; (ii) the Bank's fees as separately agreed to by the Applicant and the Bank, as well as the customary commissions and other charges regularly charged by the Bank for letters of credit; and (iii) all charges and expenses paid or incurred by the Bank or any of its correspondents in connection with this Agreement or any Credit, including all reasonable legal fees and expenses, whether of internal or external counsel to the Bank. All periodic interest, fees and commissions shall be calculated on the basis of the actual days elapsed in a 360 day year, and interest shall continue to accrue at the applicable rate set forth herein notwithstanding one or more defaults or the entry of any judgment.

         (c) All amounts payable hereunder by the Applicant shall be paid to the Bank at its address set forth above or at such other place as the Bank may give notice from time to time, in immediately available funds in the currency specified by the Bank, without set off, defense, recoupment, deduction, cross-claim or counterclaim of any kind; and free and clear of, and without deduction for, any present or future Taxes. If the Bank or the Applicant pays any Taxes, whether or not correctly or legally assessed, the amounts payable hereunder shall be increased so that, after the payment of such Taxes, the Bank shall have received an amount equal to the sum the Bank would have received had no such Taxes been paid. If any amount payable hereunder is denominated in a currency other than U.S. dollars, the Applicant shall make payment in such currency or, at the Bank's option, shall pay the Dollar Equivalent thereof. To effect any payment due hereunder, the Bank may debit any account that the Applicant may have with the Bank or any of its affiliates.

         3. Nature of Obligations. (a) The Applicant's obligations to the Bank under this Agreement are absolute, unconditional and irrevocable, and shall be paid and performed in accordance with the terms hereof irrespective of any act, omission, event or condition, including, without limitation (i) the form of, any lack of power or authority of any signer of, or the lack of validity, sufficiency, accuracy, enforceability or genuineness of (or any defect in or forgery of any signature or endorsement on) any draft, demand, document, certificate or instrument presented in connection with any Credit, or any fraud or alleged fraud in connection with any Credit or any obligation underlying any Credit, in each case, even if the Bank or any of its correspondents have been notified thereof; (ii) any claim of breach of warranty that might be made by the Applicant or the Bank against any beneficiary of a Credit, or the existence of any claim, set off, recoupment, counterclaim, cross-claim, defense, or other right that the Applicant may at any time have against any beneficiary, any successor beneficiary, any transferee or assignee of the proceeds of a Credit, the Bank or any correspondent or agent of the Bank, or any other person, however arising; (iii) any acts or omissions by, or the solvency of, any beneficiary of any Credit, or any other person having a role in any transaction or obligation relating to a Credit; (iv) any failure by the Bank to issue any Credit in the form requested by the Applicant, unless the Bank receives written notice from the Applicant of such failure within one Business Day after the Applicant shall have received (by facsimile transmission or otherwise) a copy of such Credit and such error is material; and (v) any action or omission (including failure or compulsion to honor a presentation under any Credit) by the Bank or any of its correspondents in connection with a Credit, draft or other demand for payment, document, or any property relating to a Credit, and resulting from any censorship, law, regulation, order, control, restriction, or the like, rightfully or wrongly exercised by any Governmental Authority, or from any other cause beyond the reasonable control of the Bank or any of its correspondents, or for any loss or damage to the Applicant or to anyone else, or to any property of the Applicant or anyone else, resulting from any such action or omission.

         (b) The Bank is authorized to honor any presentation under a Credit without regard to, and without any duty on the Bank's part to inquire into, any transaction or obligation underlying such Credit, or any disputes or controversies between the Applicant and any beneficiary of a Credit, or any other person, notwithstanding that the Bank may have assisted the Applicant in the preparation of the wording of any Credit or documents required to be presented thereunder or that the Bank may be aware of any underlying transaction or obligation or be familiar with any of the parties thereto.

         (c) The Applicant agrees that any action or omission by the Bank or any of its correspondents in connection with any Credit or presentation thereunder shall be binding on the Applicant and shall not result in any liability to the Bank or any of its correspondents in the absence of the gross negligence or willful misconduct of the Bank. Without limiting the generality of the foregoing, the Bank and each of its correspondents (i) may rely on any oral or other communication believed in good faith by the Bank or such correspondent to have been authorized or given by or on behalf of the Applicant; (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Credit; (iii) shall not be liable to the Applicant for any consequential, punitive or special damages, or for any damages resulting from any change in the value of any property relating to a Credit; (iv) may honor a previously dishonored presentation under a Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Bank; (v) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being separately delivered), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Credit; and (vi) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located.

         (d) If the Applicant or any other person seeks to delay or enjoin the honor by the Bank of a presentation under a Credit, the Bank shall have no obligation to delay or refuse to honor the presentation until validly so ordered by a court of competent jurisdiction.


         4. Set Off. The Applicant grants the Bank a right of set off against, to the fullest extent permitted under applicable law, all of the Applicant's (a) property relating to any Credit; (b) property relating to any transaction or obligation underlying a Credit; and (c) property in the possession of, on deposit with, or in transit to, the Bank, now or hereafter, regardless of how obtained or held (whether in a general or special account or deposit, jointly or with someone else, in safekeeping, or otherwise). The Bank's right of set off may be exercised without demand on or notice to the Applicant. The Bank shall be deemed to have exercised its right of set off immediately upon the occurrence of an Event of Default, although the Bank may enter such set off on its books and records at a later time. The Applicant waives mutuality and maturity of debt in connection with such right of set off. The Applicant agrees from time to time to deliver to the Bank, on demand, such security or additional security as the Bank may require to further secure the Applicant's obligations hereunder.


         5. Representations, Warranties, Covenants. The Applicant represents, warrants, and covenants that (a) if not a natural person, the Applicant is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and duly qualified to do business in those jurisdictions in which its ownership of property or the nature of its business activities makes such qualification necessary; (b) the Applicant has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all such action has been duly authorized by all necessary proceedings on the Applicant's part, and neither now nor hereafter shall contravene or result in a breach of any organizational document of the Applicant, any agreement, document, or instrument binding on the Applicant or its property, or any law, treaty, regulation, or order of any Governmental Authority, or require any notice, filing, or other action to or by any Governmental Authority; (c) all financial statements and other information received from the Applicant by the Bank prior to the date hereof fairly and accurately present its financial condition in accordance with generally accepted accounting principles, and there shall occur no material adverse change in the Applicant's financial condition or business operations since the date hereof;
(d) from time to time, the Applicant shall execute and deliver such further instruments and agreements and take and permit such further actions as may be reasonably necessary to carry out the provisions and purposes of this Agreement, and the Applicant shall provide such evidence of compliance with the terms hereof and such financial statements and other information concerning the Applicant's financial condition and/or business operations as the Bank may reasonably request; and (e) the Applicant and each transaction and obligation underlying each Credit are and shall remain in compliance with all laws, treaties, rules, and regulations of any Governmental Authority, including, without limitation, foreign exchange control, United States foreign assets control, and currency reporting laws and regulations, now or hereafter applicable.


         6. Events of Default. The occurrence of any of the following is an "Event of Default" hereunder: (a) the Applicant's failure to pay when due any obligation to the Bank or any of its affiliates under this Agreement or otherwise; (b) the Applicant's failure to perform or observe any other term or covenant of this Agreement, or any representation or warranty contained in this Agreement or in any document given now or hereafter by the Applicant in connection herewith is materially false, erroneous, or misleading; (c) the occurrence of any event of default or default and the lapse of any notice or cure period under any other debt, liability or obligation of the Applicant to the Bank or any of its affiliates; (d) the failure to pay or perform any material obligation to any other person if such failure may cause any such obligation to be due or performable immediately; (e) any levy, garnishment, attachment, or similar proceeding is instituted against the Applicant's property in possession of, on deposit with, or in transit to, the Bank; (f) the Applicant's dissolution or termination, or the institution by or against the Applicant or any of its property of any proceeding relating to bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship, foreclosure, execution, attachment, garnishment, levy, assignment for the benefit of creditors, relief of debtors, or similar proceeding (and, in the case of any such proceeding instituted against the Applicant, such proceeding is not dismissed or stayed within 30 days of the commencement thereof); (g) the entry of a material final judgment against the Applicant and the failure of the Applicant to discharge the judgment within 10 days of the final entry thereof;
(h) any material adverse change in the business, assets, operations, financial condition or results of operations of the Applicant; (i) the death or legal incompetency of an individual Applicant or, if the Applicant is a partnership, the death or legal incompetency of any individual general partner; (j) the occurrence of any of the above events with respect to any person which has now or hereafter guarantied or provided any collateral for any of the Applicant's obligations hereunder; or (k) any guarantee, or any document, instrument or agreement purporting to provide the Bank security for the Applicant's obligations hereunder shall be challenged, repudiated, or unenforceable for any reason.


         7. Remedies. Upon the occurrence of any Event of Default (a) the Bank may exercise from time to time any of the rights and remedies available to the Bank under this Agreement, under any other documents now or in the future evidencing or securing obligations of the Applicant to the Bank, or under applicable law, and all such remedies shall be cumulative and not exclusive; and
(b) the Applicant shall promptly deliver to the Bank in immediately available funds, as collateral for any and all obligations of the Applicant to the Bank, an amount equal to

105% of the maximum aggregate amount then or at any time thereafter available to be drawn under all outstanding Credits, and the Applicant hereby pledges to the Bank and grants to the Bank a security interest in all such funds as security for such obligations, acknowledges that the Bank shall at all times have control of such funds and shall be authorized to give entitlement orders (as defined in the UCC) with respect to such funds, without further consent of the Applicant or any other person, and agrees promptly to do all further things that the Bank may deem necessary in order to grant and perfect the Bank's security interest in such funds. The Applicant waives presentment, protest, dishonor, notice of dishonor, demand, notice of protest, notice of non-payment, and notice of acceptance of this Agreement, and any other notice or demand of any kind from the Bank.


         8. Subrogation. The Bank, at its option, shall be subrogated to the Applicant's rights against any person who may be liable to the Applicant on any transaction or obligation underlying any Credit, to the rights of any holder in due course or person with similar status against the Applicant, and to the rights of any beneficiary or any successor or assignee of any beneficiary.


         9. Indemnification. The Applicant shall indemnify and hold the Bank and its affiliates and agents, and each of their respective officers, directors, shareholders and employees (each, an "Indemnified Party") harmless from and against any and all claims, liabilities, losses, damages, Taxes, penalties, interest, judgments, costs and expenses (including reasonable legal fees and costs, whether of internal or external counsel to the Bank), which may be incurred by or awarded against any Indemnified Party, and which arise out of or in connection with (a) any Credit, this Agreement, or the preparation for a defense of any investigation, litigation, or proceeding arising out of or in connection herewith or therewith (and irrespective of who may be the prevailing party); (b) any payment or action taken in connection with any Credit, including, without limitation, any action or proceeding seeking to restrain any drawing under a Credit or to compel or restrain any payment or any other action under a Credit or this Agreement (and irrespective of who may be the prevailing party); (c) the enforcement of this Agreement or the collection or sale of any property or collateral; and (d) any act or omission of any Governmental Authority or other cause beyond the Bank's reasonable control; except, in each case, to the extent such claim, liability, loss, damage, Tax, penalty, interest, judgment, cost or expense is found by a final judgment of a court of competent jurisdiction to have resulted from the Bank's gross negligence or willful misconduct.


         10. Miscellaneous. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder shall be in writing, will be effective upon receipt, and shall be delivered by registered mail, return receipt requested, by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the intended recipient at its address set forth in this Agreement, or at such other address of which such party shall have given notice to the other in accordance herewith. No delay or omission of the Bank to exercise any right or power arising hereunder shall impair any such right or power or be considered to be a waiver of any such right or power. No modification, amendment or waiver of any provision of this Agreement, or consent to any departure therefrom, will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. If any provision of this Agreement is found to be invalid by a court, all the other provisions of the Agreement will remain in full force and effect. If this Agreement is executed by more than one Applicant, each Applicant waives any and all defenses to payment and performance hereunder based upon principles of suretyship, impairment of collateral, or otherwise and, without limiting the generality of the foregoing, each Applicant consents to: any change in the time, manner, or place of payment of or in any other term of all or any of the obligations of any other Applicant hereunder or otherwise, and any exchange or release of any property or collateral, or the release or other amendment, extension, renewal, waiver of, or consent to departure from, the terms hereof or of any guaranty or security agreement or any other agreement related hereto. This Agreement will be binding upon and inure to the benefit of the Applicant and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Applicant may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank may at any time assign this Agreement in whole or in part. The Applicant hereby authorizes the Bank, from time to time without notice to the Applicant, to record telephonic and other electronic communications of the Applicant and provide any information pertaining to the financial condition, business operations or creditworthiness of the Applicant to or at the direction of any Governmental Authority, to any of the Bank's correspondents, and the Bank's affiliates, and to any of its or their directors, officers, employees, auditors and professional advisors, to any person which in the ordinary course of its business makes credit reference inquiries, to any person which may succeed to or participate in all or part of the Bank's interest hereunder, and as may be necessary or advisable for the preservation of the Bank's rights hereunder. This is a continuing Agreement and shall remain in full force and effect until no obligations of the Applicant and no Credit exist hereunder; provided, however, that termination of this Agreement shall not release the Applicant from any payment or performance that is subsequently rescinded or recouped, and the obligation to make any such payment or performance shall continue until paid or performed as if no such payment or performance ever occurred. Provisions concerning payment, indemnification, increased costs, Taxes, immunity, and jurisdiction shall survive the termination of this Agreement.


         11. Financial Institution Applicant. If one of two or more Applicants is a financial institution (the "Financial Institution"), the Financial Institution shall be deemed to request the issuance of any Credit for its customer (the "Customer") who has also executed this Agreement as an Applicant. In consideration of any such issuance, and as a direct and primary obligation, the Financial Institution agrees to pay the Bank all amounts that become due and payable to the Bank under this Agreement, when and as due, in accordance with the terms hereof. The Financial Institution hereby assigns to the Bank all security interests now or at any time existing granted in favor of the Financial Institution as security for the Customer's obligations to the Financial Institution arising out of this Agreement or any Credit, and agrees to do all things necessary from time to time to effect such assignment.

         12. Representative of Applicant. If this Agreement is executed by more than one Applicant and neither is a Financial Institution, the Applicant whose signature is first shown below shall have the exclusive right to deal with the Bank in connection with the matters addressed herein, notwithstanding conflicting instructions or requests from any other Applicant.


         13. Waiver of Immunity. The Applicant acknowledges that this Agreement is entered into, and each Credit will be issued, for commercial purposes and, if the Applicant now or hereafter acquires any immunity (sovereign or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or any of its property, the Applicant hereby irrevocably waives such immunity.


         14. Jurisdiction. The Applicant hereby irrevocably consents to the non-exclusive jurisdiction of any state or federal court in the judicial district or the state in which the Bank's office set forth above is located, provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment, or exercising any right against the Applicant individually, against any security, or against any property of the Applicant within any other jurisdiction. The Applicant agrees that the venue provided above is the most convenient forum for the Bank and the Applicant. The Applicant waives any objection to venue and any objection based on a more convenient forum in any action under this Agreement.


         15. WAIVER OF JURY TRIAL. THE APPLICANT IRREVOCABLY WAIVES ALL RIGHTS APPLICANT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY CREDIT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY CREDIT, OR ANY OBLIGATION OR TRANSACTION UNDERLYING ANY OF THE FOREGOING. THE APPLICANT ACKNOWLEDGES THAT THIS WAIVER IS KNOWING AND VOLUNTARY.


         16. Governing Law. This Agreement and each Credit shall be interpreted, construed, and enforced according to (a) the laws of the Commonwealth of Pennsylvania, including, without limitation, the UCC; and (b) the UCP, which is incorporated herein by reference and which shall control (to the extent not prohibited by the law referred to in (a)) in the event of any inconsistent provisions of such law. In the event that a body of law other than that set forth above is applicable to a Credit, the Applicant shall be obligated to pay and reimburse the Bank for any payment made under such Credit if such payment is, in the Bank's judgment, justified under either the law governing this Agreement or the law governing such Credit.


                     [SIGNATURES ARE ON THE FOLLOWING PAGE]

                                               STV GROUP, INCORPORATED
                                               (First Applicant's Name)

                                                By:  /s/ Peter W. Knipe   (SEAL)
                                                Print Name:  Peter W. Knipe
                                                Title:  CFO


                                                STV INCORPORATED

                                                By:  /s/ Peter W. Knipe   (SEAL)
                                                Print Name:  Peter W. Knipe
                                                Title:  CFO


                                                STV CONSTRUCTION SERVICES, INC.

                                                By:  /s/ Peter W. Knipe   (SEAL)
                                                Print Name:  Peter W. Knipe
                                                Title:  CFO


                                                STV INTERNATIONAL, INC.

                                                By:  /s/ Peter W. Knipe   (SEAL)
                                                Print Name:  Peter W. Knipe
                                                Title:  CFO


                                                STV/ENVIRONMENTAL, INC.

                                                By:  /s/ Peter W. Knipe   (SEAL)
                                                Print Name:  Peter W. Knipe
                                                Title:  CFO


                                                STV SURVEYING, INC.

                                                By:  /s/ Peter W. Knipe   (SEAL)
                                                Print Name:  Peter W. Knipe
                                                Title:  CFO

                [SIGNATURES ARE CONTINUED ON THE FOLLOWING PAGE]

                                                STV CONSTRUCTION, INC.

                                                By:  /s/ Peter W. Knipe   (SEAL)
                                                Print Name:  Peter W. Knipe
                                                Title:  CFO


                                                STV ARCHITECTS, INC.

                                                By:  /s/ Peter W. Knipe   (SEAL)
                                                Print Name:  Peter W. Knipe
                                                Title:  Secretary


                                                STV SILVER & ZISKIND ARCHITECTS,
                                                P.C.

                                                By:  /s/ Peter W. Knipe   (SEAL)
                                                Print Name:  Peter W. Knipe
                                                Title:  Secretary


                                                STV ARCHITECTS,   P.C.

                                                By:  /s/ Michael D. Garz  (SEAL)
                                                Print Name:  Michael D. Garz
                                                Title:  President



M:\LEGAL\Simon\STV Group\Reimbursement3   Rev. 3/99